Intangible assets, net (Tables)	6 Months Ended
Jun. 30, 2022
Intangible assets, net
Schedule of intangible assets, net

	June 30,	December 31,
	2022	2021
Software	$29,345	$30,838
Land use rights*	299,224	314,456
Patents	4,479,000	4,707,000
Subtotal	4,807,569	5,052,294
Less: Accumulated amortization	(4,615,716)	(4,846,323)
Intangible assets, net	$191,853	$205,971

*There is no private ownership of land in China. Land is usually owned by the local government and the government grants land use rights for specified terms. The Company acquired land use rights from the local government in December 2002 for period of 50 years. As of June 30,2022 and December 31, 2021, land use rights with net book value of $187,514 and $200,204, respectively, were pledged as collateral for bank loans (Note 11).